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              OPTION AGREEMENT - AMENDMENT NO. 2
              ----------------------------------

THIS AGREEMENT made as of the 29th day of June, 2001.


BETWEEN:

          JOHN D. MACPHERSON,
          -------------------
          of Box 461,
          Robson, BC    V0G 1X0

          (the "Optionor")

                                            OF THE FIRST PART

AND:

          COYOTE VENTURES CORP.,
          ----------------------
          of T9 - 1501 Howe Street
          Vancouver, BC  V6Z 2P8

          (the "Optionee")

                                            OF THE SECOND PART


WHEREAS:

A.    The parties entered into an option agreement dated July
      15, 2000, as amended (the "Agreement");

B. The parties have agreed to amend the Agreement to extend the date for payment of the $10,000 due on June 30, 2001 on account of the option granted pursuant to the Agreement.


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and conditions herein contained and in consideration of the sum of $10.00 US paid by the Optionee to the Optionor (the receipt of which is hereby acknowledged) the parties have agreed and do hereby agree as follows:

1. The Agreement is hereby amended by extending the date of payment of the amount of $10,000 required to be made pursuant to
Section 4(b)(ii)(A) of the Agreement from June 30, 2001 to
September 1, 2001. All other terms and conditions of the Agreement will remain in full force and effect without amendment.

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2.    The Agreement is deemed to have been amended as of the
day and year first above written and, in all other respects, save and except as herein provided, the Agreement is hereby confirmed.

3. This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.



SIGNED, SEALED AND DELIVERED     )
BY JOHN D. MACPHERSON            )
in the presence of:              )
                                 )
/s/ Terry Vickers                )    /s/ John D. MacPherson
-------------------------------  )    -------------------------------
Signature                        )    John D. MacPherson
                                 )
                                 )
Terry Vickers                    )
-------------------------------  )
Name                             )
                                 )
1398 Reckoff Rd                  )
-------------------------------  )
Address                          )
                                 )
Castlegar BC V1N 4T8             )
-------------------------------  )


THE COMMON SEAL OF               )
COYOTE VENTURES CORP. was        )
hereunto affixed in the          )
presence of:                     )
                                 )                         c/s
                                 )
                                 )
-------------------------------  )
Authorized Signatory             )